Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K/A of Main Street and Main Incorporated (the "Company") for the year ended December 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bart A. Brown, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MAIN STREET AND MAIN INCORPORATED


/s/ Bart A. Brown, Jr.
--------------------------------------------
Bart A. Brown, Jr.
Chief Executive Officer

Date:  May 6, 2003






A signed original of this written statement required by Section 906 has been provided to Main Street and Main Incorporated and will be retained by Main Street and Main Incorporated and furnished to the Securities and Exchange Commission and its staff upon request.